                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

                          Filed by the Registrant [X]

                 Filed by a Party other than the Registrant [ ]

                           Check the appropriate box:

   [ ]  Preliminary Proxy Statement         [ ]  CONFIDENTIAL, FOR USE OF THE
                        COMMISSION ONLY (AS PERMITTED BY
                               RULE 14A-6(E)(2))

                        [X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                               THE ROWE COMPANIES
                               ------------------
                (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

THE ROWE COMPANIES
1650 Tysons Boulevard, Suite 710
McLean, Virginia 22102

-------------------------------------------------------------------------------
To The Stockholders of
The Rowe Companies                                            February 26, 2001

   Notice is hereby given that the annual meeting of stockholders of The Rowe Companies (the "Company") will be held at the Ritz Carlton, 1700 Tysons Boulevard, McLean, Virginia 22102, on Tuesday, April 3, 2001 at 10:00 a.m. The meeting is being held for the purpose of considering and acting upon the election of three directors of the Company, each for a term of three years, and such other business as may properly come before the meeting or any adjournment or postponement thereof. The Board of Directors is not aware of any other business to come before the meeting.

   Any action may be taken on the foregoing matters at the meeting on the date specified above, or on any date or dates to which the meeting may be adjourned or postponed. Stockholders of record at the close of business on February 9, 2001 are the stockholders entitled to vote at the meeting and at any adjournments or postponements thereof.

   It is important that your shares are represented and voted at the meeting. You can vote your shares by completing and returning the enclosed proxy card. Registered shareholders, that is, stockholders who hold their stock in their own names, and most "street name" holders, that is shareholders whose shares are held by banks or brokers, can also vote their shares over the internet or by telephone. If internet or telephone voting is available to you, voting instructions are printed on the enclosed proxy card. Regardless of the number of shares you own, your vote is very important. Please act today.

                                          By Order of the Board of Directors,

                                          MICHAEL M. THURMOND, Chief Financial
                                          Officer
                                          Secretary-Treasurer


 IMPORTANT: THE PROMPT VOTING OF YOUR SHARES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                              THE ROWE COMPANIES
                         1650 Tysons Blvd., Suite 710
                            McLean, Virginia 22102

                               ----------------

                                PROXY STATEMENT

                               ----------------

                        ANNUAL MEETING OF STOCKHOLDERS

                            TUESDAY, APRIL 3, 2001

                               ----------------

   This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The Rowe Companies (hereinafter called the "Company") to be used at the Annual Meeting of Stockholders of the Company (hereinafter called the "Meeting"), which will be held at the Ritz Carlton, 1700 Tysons Boulevard, McLean, Virginia, on Tuesday, April 3, 2001 at 10:00 a.m., and all adjournments and postponements of the Meeting. The accompanying Notice of Meeting and form of proxy and this proxy statement are first being mailed to stockholders on or about February 26, 2001.

   At the Meeting, the stockholders of the Company are being asked to elect three directors of the Company, and act upon such other matters as may properly come before the Meeting or any adjournments or postponements thereof.

   All shares of the Company's common stock, par value $1.00 per share (the "Common Stock"), represented at the Meeting by properly authorized proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the stockholder's instructions. If no instructions are indicated, properly executed proxies will be voted FOR the election of the director nominees set forth in this Proxy Statement. A majority of the shares of Common Stock entitled to vote at the Meeting represented in person or by proxy, will constitute a quorum. Proxies returned by brokers as "non-votes" on behalf of shares held in street name will not be treated as present for purposes of determining a quorum for the Meeting unless they are voted by the broker on at least one matter on the agenda. Such non-voted shares will not be counted as voting on any matter as to which a non-vote is indicated on the broker's proxy.

   The Company does not know of any matters, other than as described in the Notice of Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

   A stockholder may revoke his or her proxy and change his or her vote at any time before the polls close at the Meeting by: (i) signing and returning another proxy with a later date; (ii) voting by telephone or on the Internet-- the stockholder's latest telephone or Internet vote will be counted; (iii) giving written notice of the revocation of the stockholder's proxy to the Secretary of the Company prior to the Meeting at the address below; or (iv) voting in person at the Meeting. Any written notice revoking a proxy should be delivered to Michael M. Thurmond, Secretary-Treasurer of the Company, at 1650 Tysons Boulevard, Suite 710, McLean, Virginia 22102. The presence of a stockholder at the Meeting will not automatically revoke such stockholder's proxy.

                             STOCKHOLDER APPROVAL

   Although the Company's principal administrative offices are located in McLean, Virginia, the Company is incorporated under the laws of the State of Nevada. Under Nevada law, the affirmative vote of a plurality of the votes cast at the Meeting is required for the election of directors. Accordingly, withholding of authority and broker non-votes will have no effect upon the election of directors.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

   Stockholders of record as of the close of business on February 9, 2001 will be entitled to one vote for each share then held. As of February 9, 2001, the Company had 13,135,126 shares of Common Stock issued and outstanding.

   The following table sets forth certain information regarding beneficial ownership of the Common Stock as of February 9, 2001, by (i) each person who is known by the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock, (ii) each director, nominee and Named Executive (as defined below under "Executive Compensation") and (iii) all directors, nominees and Named Executives as a group. The Company believes that the individuals listed each have sole voting and investment power with respect to such shares, except as otherwise indicated in the footnotes to the table.

                                                          Shares Beneficially
                                                                 Owned
                                                         ---------------------
                                                          Amount of
                                                          Beneficial  Percent
Name of Beneficial Owner                                 Ownership(1) of Class
------------------------                                 ------------ --------
The Caryl S. Bentz Trust (2)............................  1,044,305      8.0%
Gerald M. Birnbach (3)(4)(5)............................  2,023,874     14.9
Sidney J. Silver (6)....................................  1,620,214     12.3
Keith J. Rowe (3)(7)(8).................................  1,290,448      9.8
Harvey I. Ptashek.......................................     76,593        *
Gerald O. Woodlief (9)..................................    197,860      1.5
Richard E. Cheney.......................................     90,348        *
Charles T. Rosen........................................     95,509        *
Allan Tofias............................................      8,240        *
Mitchell S. Gold (10)...................................     70,634        *
Barry A. Birnbach (11)..................................    196,885      1.5
Timothy J. Fortune......................................     34,212        *
Arthur H. Dunkin........................................    109,655        *
All directors, nominees and Named Executives as a group
 (12 persons)...........................................  5,018,318     35.7

--------
*Less than one percent.
(1) Includes shares subject to options currently exercisable or which will become exercisable within 60 days of February 9, 2001 granted to the directors and Named Executives as follows: Mr. Gerald Birnbach--382,039, Mr. Cheney--51,880, Mr. Ptashek--25,550, Mr. Rosen--51,880, Mr. Rowe--
    51,880, Mr. Silver--35,175, Mr. Tofias--7,950, Mr. Woodlief--51,880, Mr.
    Barry Birnbach--123,699, Mr. Fortune -33,750 and Mr. Dunkin--108,179. Also includes shares held in retirement accounts.

 (2) The address of The Caryl S. Bentz Trust is 5461 Ridgelea Road--Roanoke, Virginia 24018.
 (3) Includes 308,107 shares held by Mr. Gerald Birnbach and Mr. Keith Rowe, as co-trustees under the trust FBO Michael Rowe, over which shares Mr. Gerald Birnbach and Mr. Keith Rowe exercise shared voting and investment power. Mr. Birnbach does not have any income or residuary interest in these shares.
 (4) Includes 127,383 and 438,537 shares held as co-trustee under irrevocable trust agreements for the descendants of D. E. Rowe, Jr. and for the descendants of Gladys B. Rowe, respectively, over which shares Mr. Gerald Birnbach exercises shared voting and investment power.
 (5) Includes 2,673 shares held jointly by Mr. Gerald Birnbach with his wife. Includes 57,470 shares as co-trustee with Miriam Birnbach for the Irrevocable Trust for the Benefit of Jami Taff and the Descendants of Jami Taff, 57,470 shares as co-trustee with Miriam Birnbach for the Irrevocable Trust for the Benefit of Bruce Birnbach and the Descendants of Bruce Birnbach, 44,951 shares as co-trustee with Miriam Birnbach for the Irrevocable Trust for the Benefit of Nina Patton and the Descendants of Nina Patton, and 38,853 shares as co-trustee with Miriam Birnbach for the Irrevocable Trust for the Benefit of Tom Birnbach and the Descendants of Tom Birnbach. Includes 57,470 shares as Trustee for the Birnbach Family Foundation. Excludes 4,174 shares held by Mr. Gerald Birnbach's wife of which Mr. Gerald Birnbach disclaims beneficial ownership.
 (6) Excludes the following shares of which Mr. Silver disclaims beneficial ownership: 2,185 shares owned by Mr. Silver's wife, 208,827 shares held by Mr. Silver's wife and son as trustees under the Irrevocable Trust for the Wife and Descendants of Sidney J. Silver, 20,907 shares held by Mr. Silver's wife and son as trustees under the Irrevocable Trust for the Benefit of Beth D. Silver and the Descendants of Beth D. Silver, 51,722 shares held by Mr. Silver's wife and son as trustees under the Irrevocable Trust for the Benefit of Patricia A. Silver and the Descendants of Patricia A. Silver, 70,980 shares held by Mr. Silver's wife and son as trustees under the Irrevocable Trust for the Benefit of Lisa E. Cannon and the Descendants of Lisa E. Cannon, 20,907 shares held by Mr. Silver's wife and son as trustees under the Irrevocable Trust for the Benefit of David C. Silver and the Descendants of David C. Silver and 20,907 shares held by Mr. Silver's wife and son as trustees under the Irrevocable Trust for the Benefit of Daniel B. Silver and the Descendants of Daniel B. Silver. Includes 127,383 and 438,537 shares held as co-trustee under Irrevocable Trust agreements for the descendants of D.E. Rowe, Jr. and for the descendants of Gladys B. Rowe, respectively, 871 shares held as co-trustee under the Revocable Trust Agreement FBO Jonathan Simon Elsberg and 22,550 shares in the Silver, Freedman & Taff Profit Sharing Plan and Trust over which shares Mr. Silver exercises shared voting and investment power. Mr. Silver's business address is: c/o Silver, Freedman & Taff, L.L.P., 1100 New York Ave., N.W., Washington, D.C. 20005.
 (7) Messrs. Michael and Keith Rowe are co-executors of the estate of Elizabeth J. Rowe and have shared voting and investment power with respect to 11,092 shares.
 (8) Excludes 915 shares owned by Mr. Rowe's wife of which Mr. Rowe disclaims beneficial ownership. Includes 141,179 shares held as co-trustee with Mr. Rowe's wife in the Rowe Charitable Remainder Trust of which Mr. Rowe disclaims beneficial ownership.
 (9) Includes 79,854 shares held as co-trustee with Mr. Woodlief's wife of which Mr. Woodlief disclaims beneficial ownership.
(10) Mr. Gold's business address is: The Mitchell Gold Co., 135 One Comfortable Place, Taylorsville, North Carolina 28681
(11) Includes 5 shares as custodian for Michael S. Birnbach and 10 as custodian for Melissa Birnbach of which Mr. Barry Birnbach disclaims beneficial ownership.

                             ELECTION OF DIRECTORS

   The Company's Board of Directors is composed of nine directors. Approximately one-third of the Directors are elected annually. Three directors are to be elected at the Meeting for terms of three years, to expire in 2004, or until their successors are elected and qualified.

   Unless contrary specification is indicated, it is intended that the accompanying form of proxy will be voted for the election of the three nominees named below. If any of such persons is unable, or declines to serve, the persons named in the accompanying proxy may vote for another person, or persons, in their discretion. Except as disclosed in this proxy statement, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

   The following table sets forth certain information with respect to each nominee for election to the Board and each director continuing to serve.

                        INFORMATION CONCERNING NOMINEES

                                                                Director Term To
                                                            Age  Since   Expire
                                                            --- -------- -------
Gerald M. Birnbach.........................................  70   1966    2001
Keith J. Rowe..............................................  57   1977    2001
Richard E. Cheney..........................................  79   1988    2001

                         DIRECTORS CONTINUING TO SERVE

                                                                Director Term To
                                                            Age  Since   Expire
                                                            --- -------- -------
Charles T. Rosen...........................................  67   1977    2002
Sidney J. Silver...........................................  66   1982    2002
Harvey I. Ptashek..........................................  62   1984    2003
Gerald O. Woodlief.........................................  70   1982    2003
Allan Tofias...............................................  70   1998    2003
Mitchell S. Gold...........................................  50   1999    2003

   Gerald M. Birnbach has been in the service of the Company since 1956. He has served as the Company's President since 1972, and Chairman of the Board since 1976. Prior to becoming President, he was Vice President of Merchandising and Sales. He is the brother of Barry A. Birnbach, the Company's Vice President--Corporate Development.

   Keith J. Rowe served as a Vice President of the Company from 1977 to January 1993. He is presently a private investor and currently serves on the board of directors of Enabling Technologies, Inc.

   Richard E. Cheney was the Chairman of the Board of Hill & Knowlton, an international public relations company, from 1987 to 1991, and served as the Chairman Emeritus of Hill & Knowlton from 1991 to 1993. He currently serves on the boards of directors of Chattem, Inc. and Stoneridge, Inc.

   Charles T. Rosen has served as Vice President of Luth Research, Inc., a market research company, since 1993.

   Sidney J. Silver has been a member of the Washington, D.C. law firm Silver, Freedman & Taff, L.L.P. since 1972.

   Harvey I. Ptashek served as a Senior Vice President of the Company from 1984 until his retirement in September 1998. From 1964 until 1984, Mr. Ptashek served in various executive sales positions with the Company. Subsequent to his retirement from the Company, Mr. Ptashek became a director of United States Leather, Inc.

   Gerald O. Woodlief served as a Senior Vice President of the Company from 1982 until his retirement in December 1992. Mr. Woodlief was a consultant to the Company from January 1993 until December 1997. From 1949 until 1982, Mr. Woodlief served in various manufacturing positions with the Company.

   Allan Tofias is the former managing shareholder and President of the accounting firm of Tofias, Fleishman, Shapiro & Company, P.C. Mr. Tofias is a trustee of Gannett Welsh & Kotler Fund, a mutual fund and a director of One Price Clothing Stores, Inc.

   Mitchell S. Gold has served as President of The Mitchell Gold Company since August 1989. The Mitchell Gold Company was acquired by and became a wholly-owned subsidiary of the Company in October 1998. Pursuant to the agreement for the Company's acquisition of The Mitchell Gold Company, Mr. Gold was appointed to the Company's Board of Directors on March 30, 1999.

   Board of Directors Meetings and Committees. The Board conducts its business through meetings of the Board and through the activities of its committees. During the fiscal year ended December 3, 2000, the Board of Directors held eight regular Board meetings and two special Board meetings. During the last fiscal year, no incumbent director of the Company attended fewer than 75 percent of the total meetings of the Board of Directors held during the period for which he has been a director and committee meetings on which such Board member served during the period that he served.

   The Audit Committee of the Board of Directors consists of Messrs. Cheney, Rosen, Rowe, Tofias and Silver. The primary functions of this committee are to evaluate audit performance, oversee relations with the Company's independent auditors, and evaluate internal accounting policies and procedures. Four meetings were held by the Audit Committee during the fiscal year ended December 3, 2000. For additional information regarding the Audit Committee, see "Audit Committee Charter and Reporting Concerning Financial Matters."

   The Executive Committee of the Board of Directors consists of Messrs. Gerald Birnbach, Rowe, Silver and Woodlief. This committee determines the compensation of the executive officers of the Company. One meeting was held by the Executive Committee during the fiscal year ended December 3, 2000.

   The Stock Option Committee of the Board of Directors consists of Messrs. Cheney, Ptashek Rosen, Rowe, Tofias and Woodlief. The Stock Option Committee determines the number of stock options to be granted to all officers and employees of the Company. Three meetings were held by the Stock Option Committee during the fiscal year ended December 3, 2000.

   The Company's full Board of Directors acts as a nominating committee for the annual selection of nominees for election as directors. While the Board of Directors will consider nominees recommended by stockholders, it has not established any procedures for this purpose.

                            EXECUTIVE COMPENSATION

   The following table sets forth the compensation for each of the last three fiscal years earned by the President and each of the most highly compensated executive officers whose salary and bonus exceeded $100,000 for the fiscal year ended December 3, 2000 (the "Named Executives").

                          SUMMARY COMPENSATION TABLE

                                                    Long-Term
                                                   Compensation
                                                      Awards
                                                   ------------
                              Annual Compensation   Securities
   Name and Principal         --------------------  Underlying     All Other
        Position         Year   Salary     Bonus     Options    Compensation(1)
   ------------------    ---- ---------- --------- ------------ ---------------
Gerald M. Birnbach...... 2000  $822,350  $       0    50,000(2)    $  98,713
Chairman and President   1999   802,150    300,000    65,999         183,735
                         1998   791,850    300,000    55,000          51,511

Barry A. Birnbach (3)... 2000   189,167     45,000    12,500(2)       25,758
Vice President--         1999   180,000     36,000    16,500          33,480
 Corporate Development   1998   180,000     10,000    13,200           4,774

Timothy J. Fortune
 (3)(4)................. 2000   121,667     44,602    10,000(2)       16,476
Vice President--Human    1999   112,500     21,500     8,250          20,925
Resources                1998   107,500          0     5,500           4,423

Arthur H. Dunkin (5).... 2000   197,083     53,750    12,500(2)      410,649
Former Secretary-        1999   215,000     43,000    16,500          45,269
 Treasurer               1998   215,000     10,000    16,500          17,500

--------
(1) For Mr. Gerald Birnbach and Mr. Dunkin, includes (i) directors fees, (ii) matching contributions by the Company pursuant to its Cash-or-Deferred Non-Qualified Executive Retirement Plan (the "Executive Retirement Plan") and (iii) supplemental contributions under the Executive Retirement Plan, as follows: Mr. Gerald Birnbach--2000, $4,000, $28,925 and $65,788; 1999,
    $4,000, $36,455 and $143,280; 1998, $4,000, $23,756 and $23,755; Mr.
    Dunkin--2000, $4,000, $7,525, and $21,500; 1999, $4,000, $7,729 and
    $33,540; 1998, $4,000, $6,750 and $6,750. For Mr. Dunkin, also includes a lump sum payment of $367,224, representing the entire amount of his vested benefits under the Company's Supplemental Executive Retirement Plan, paid to him following his resignation. Mr. Dunkin will continue to receive his monthly salary through October 31, 2001, subject to reduction or elimination prior to that date in certain circumstances; the $410,649 amount shown in the table includes one such continuation payment made to Mr. Dunkin during fiscal 2000 of $17,917. For Mr. Barry Birnbach and Mr. Fortune, amounts include (i) matching contributions by the Company pursuant to the Executive Retirement Plan, (ii) supplemental contributions by the Company under the Executive Retirement Plan and (iii) matching contributions by the Company under the Company's Merged 401(k) and Employee Stock Ownership Plan (the "401(k) Plan") , as follows: Mr. Barry Birnbach--2000 $7,025, 18,733 and $0; 1999, $3,600, $28,080, and $1,800;
    1998 $0, $0,and $4,774. Mr. Fortune-2000 $4,494, $11,983 and $0, 1999
    $2,250, $17,550, and $1,125; 1998 $0, $0, and $4,423. Mr. Barry Birnbach
    and Mr. Fortune became participants in the Executive Retirement Plan and ceased to be participants in the 401(k) Plan upon their becoming executive officers during fiscal 1999.

(2) For additional information regarding this award, see the table below captioned "Option Grants in Last Fiscal Year."
(3) Mr. Barry Birnbach and Mr. Fortune were appointed executive officers on March 30, 1999.
(4) Mr. Fortune's employment with the Company began on August 25, 1997.
(5) Mr. Dunkin resigned as an executive officer and director of the Company on November 1, 2000.

   The following table sets forth certain information concerning stock options granted pursuant to the Company's 1993 Stock Option and Incentive Plan ("Stock Option Plan") to the Named Executives in fiscal 2000. No stock appreciation rights have been awarded under such Stock Option Plan.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                              Potential
                                                                                          Realizable Value
                                                                                          At Assumed Annual
                                                                                           Rates Of Stock
                                                                                                Price
                                                                                          Appreciation For
                                                Individual Grants                            Option Term
                         ---------------------------------------------------------------- -----------------
                         Number of Securities  % Of Total Options  Exercise or
                          Underlying Options  Granted to Employees Base Price  Expiration
          Name                Granted(1)         in Fiscal Year      ($/SH)       Date       5%      10%
          ----           -------------------- -------------------- ----------- ---------- -------- --------
G. M. Birnbach..........        50,000                29.5%          $8.375     12-15-09  $263,350 $667,380
A. H. Dunkin............        12,500                 7.3%           8.375     12-15-09    65,837  166,845
B. A. Birnbach..........        12,500                 7.3%           8.375     12-15-09    65,837  166,845
T. J. Fortune...........        10,000                 5.9%           8.375     12-15-09    52,670  133,476

--------
(1) Mr. Gerald Birnbach's options consist of 38,060 shares underlying a non-qualified stock option, which became exercisable immediately upon grant and 11,940 shares underlying an incentive stock option, which became exercisable on January 1, 2001. Mr. Dunkin's options consist of 7,255 shares underlying an incentive stock option which became exercisable on January 1, 2000 and 5,245 shares underlying an incentive stock option which became exercisable on January 1, 2001. Mr. Barry Birnbach's options consist of 5,743 shares underlying an incentive stock option which became exercisable immediately and 6,757 shares underlying an incentive stock option which became exercisable on January 1, 2000. Mr. Fortune's options consist of 10,000 shares underlying an incentive stock option which became exercisable immediately upon grant.

   The following table sets forth information concerning the exercise of options during the last fiscal year and unexercised options held as of the end of the fiscal year with respect to each of the Named Executives.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                  Number of Shares                Value of
                                                     Underlying                 Unexercised
                           Shares                    Unexercised                In-the-Money
                          Acquired    Value      Options at 12-03-00        Options at 12-03-00
          Name           on Exercise Realized Exercisable/Unexercisable Exercisable/Unexercisable(1)
          ----           ----------- -------- ------------------------- ----------------------------
Gerald M. Birnbach......       0         0         320,099/11,940                     $0/$0
Arthur H. Dunkin........       0         0          108,179/5,245                     $0/$0
Barry A. Birnbach.......       0         0              135,699/0                $79,769/$0
Timothy J. Fortune......       0         0               23,750/0                $  0/$   0

--------
(1) The difference between fair market value of the Company's Common Stock at fiscal year end and the exercise price. An option is in-the-money if the exercise price per share is less than the market value per share.

   Employment Agreements. Effective December 1, 1997, the Company entered into a new employment agreement with Mr. Birnbach. The agreement provides for a minimum base salary of $791,850. The annual base salary is subject to adjustment annually based upon increases in the Consumer Price Index (the "adjusted base salary"). Provision is also made for a bonus for unusual efforts made by Mr. Birnbach on behalf of the Company to be awarded in the sole discretion of the Company's Board of Directors. The employment agreement also provides for termination benefits, disability and death benefits, vacation and other employee benefits, including the furnishing of an automobile to Mr. Birnbach.

   The employment agreement is for a term of five years, commencing on December 1, 1997 (the "Commencement Date"). On each anniversary of the Commencement Date, the term of the employment agreement will automatically be extended for an additional year unless at least 90 days before such anniversary the Company's Board of Directors, by the affirmative vote of at least two-thirds of its membership, determines not to extend the term and written notice of such action is provided to Mr. Birnbach. The term of the agreement has been so extended on each anniversary which has occurred to date.

   The employment agreement provides for mandatory deferral of certain compensation by Mr. Birnbach, if necessary, to assure tax deductibility thereof by the Company.

   The employment agreement allows the Board of Directors to terminate Mr. Birnbach's employment at any time with or without cause. If Mr. Birnbach voluntarily terminates his employment with the Company prior to a change in control of the Company without "good reason," or the Company terminates his employment for "cause," then he will not be entitled to any severance payments. If Mr. Birnbach terminates his employment prior to a change in control for "good reason," or the Company terminates his employment without "cause" (other than on account of permanent disability), then he will be entitled to receive all compensation which he would otherwise have been paid for the remainder of the term of the employment agreement in installments consistent with prior practice. The employment agreement defines the term "good reason" as the occurrence of certain diminutions of or interferences with Mr. Birnbach's duties, responsibilities or benefits under the agreement. If Mr. Birnbach's employment is terminated prior to a change in control on account of permanent disability, then he will be entitled to partial salary continuation through the remaining term of the employment agreement. If Mr. Birnbach should die while employed and prior to the Board of Directors approving a change in control transaction, his estate will be entitled to receive his adjusted base salary as then in effect for the lesser of 18 months or the balance of the employment agreement term.

   If Mr. Birnbach's employment is terminated for any reason in connection with or following a change in control of the Company, then in lieu of the benefits described above and other benefits under the employment agreement through the date of termination, he will be entitled to receive, on the date of termination, an amount equal to 299% of his "base amount," as determined under Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), payable in a single cash lump sum. If the termination in connection with or following the change in control of the Company is involuntary (excluding death or total disability) or made by Mr. Birnbach for good reason and Mr. Birnbach offers to continue to provide services as contemplated by the employment agreement and the offer is declined, then, subject to certain conditions, the Company must also, during the shorter period of the date of termination through the remaining term of the employment agreement or two years following the termination, pay to Mr. Birnbach monthly 1/12 of his adjusted base salary, plus 1/12 of the average amount of cash bonus and cash incentive compensation earned by Mr. Birnbach for the two full years preceding the change in control.

   Mr. Birnbach and his spouse will also receive certain post-termination health benefits for their respective lifetimes following termination of Mr. Birnbach's employment; provided such benefits will not be provided if his termination of employment is for "cause" prior to and not in connection with a change in control.

   Under the employment agreement, subject to limited exceptions, for a period of two years after the voluntary or involuntary termination of Mr. Birnbach's employment with the Company, Mr. Birnbach may not compete or own an interest in any other business in competition with that of the Company's business, except for the purchase and holding of securities of any publicly traded company.

   The Board of Directors approved an employment contract with Mr. Barry Birnbach in 1984. The contract provides that if Mr. Birnbach is terminated for the convenience of the Company, without cause or any reason related to job performance, he may receive a sum equal to his annual base compensation for a period of two years or until the attainment of the normal retirement age under the Company's retirement plans, whichever is earlier. This employment contract was amended in September, 1995 to provide for the transfer into a separate grantor trust of assets equal to the Company's obligations in the event of a change in control of the Company.

   In addition to his employment contract, the Company has a deferred compensation agreement with Barry Birnbach providing for cash payments to him upon his retirement of up to $650,000 in the aggregate over a period of at least ten years, depending upon his age at the time of retirement. The agreement also provides for payment of the same amount over ten years in the event of his death or termination of employment due to disability. The agreement further provides that if he is terminated by the Company before age 65, he may receive cash payments of up to $650,000 in the aggregate over ten years beginning at age 65, provided certain conditions are met.

   Cash-or-Deferred Non-Qualified Executive Retirement Plan. Effective December 1, 1994, the Company adopted an unfunded Cash-or-Deferred Non-Qualified Executive Retirement Plan (the "Executive Retirement Plan"). The Executive Retirement Plan is designed to enable the executive officers to defer current income. Under the Executive Retirement Plan, a participant may elect to defer an unlimited amount of his salary and bonus. Each participant receives a matching Company contribution equal to (i) 75% of the first 1% to 3% of compensation deferred and (ii) 25% of deferred amounts from 4% to 6% of compensation. No matching contribution is made for deferred amounts in excess of 6% of salary and bonus. In its discretion, the Board of Directors may award supplemental credits to the account of plan participants. Participants are fully vested in the amounts credited to their plan accounts at all times. Prior to January 26, 1998, participant deferral amounts, matching credits and any supplemental credits earned interest based on the then current 10-year treasury bond rate. Effective January 27, 1998, the Executive Retirement Plan was amended to allow participants to earn additional credits on amounts held in their accounts based on the performance of one or more of five measurement funds available to participants for their selection.

   In addition, the Executive Retirement Plan provides for the transfer into a separate grantor trust of assets equal to the Company's obligations to the plan participants upon the occurrence of certain events, including a change in control of the Company. As of December 3, 2000, Messrs. Gerald Birnbach, Barry Birnbach and Fortune participated in the Executive Retirement Plan.

   Director Compensation. Directors employed by the Company and its subsidiaries (Messrs. Gerald Birnbach and Gold) are paid fees of $500 per meeting attended and non-employee directors receive a fee of $2,000 per meeting attended. No fees are paid to directors for their service on Board committees. In fiscal 2000, for serving on the Company's Board of Directors, Messrs. Cheney, Ptashek, Rosen, Silver, Tofias and Woodlief each received $16,000, Mr. Rowe received $14,000. Mr. Dunkin received $3,500 and Mr. Birnbach and Mr. Gold each received $4,000. On January 13, 2000, the following non-employee directors each received an option to purchase 3,000 shares at an exercise price of $9.00 per share: Messrs. Cheney, Ptashek, Rosen, Rowe, Silver, Tofias and Woodlief. No stock options held by non-employee directors were exercised during fiscal 2000. For information regarding options granted during fiscal 2000 to Director Gerald Birnbach, see the table above captioned "Option Grants in Last Fiscal Year".

   Compensation Committee Interlocks and Insider Participation. The members of the Company's Compensation Committee are Messrs. Birnbach, Rowe, Silver and Woodlief. Mr. Birnbach is currently the Company's Chairman, President and Chief Executive Officer, and Messrs. Rowe and Woodlief are former officers of the Company. Mr. Woodlief was a consultant to the Company from December 1992 to January 1998. Mr. Silver is a member of the law firm Silver, Freedman & Taff, L.L.P., which serves as general counsel to the Company. Total fees incurred for legal services rendered by this firm to the Company and its subsidiaries during the fiscal year ended December 3, 2000 did not exceed 5% of such firm's gross revenues in its last fiscal year.

   Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in the ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

   To the Company's knowledge, based solely upon information provided to the Company by the officers and directors subject to Section 16 of the Exchange Act, each of the Company's executive officers, directors and greater than 10% shareholders timely filed all required reports during the fiscal year ended December 3, 2000, with the exception of Director Mitchell Gold, who inadvertently failed to timely report one transaction which occurred in August 2000. Mr. Gold subsequently filed a Form 4 to report the transaction.

            REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEES

   The compensation policies of the Company seek to align the compensation of its executive officers with the Company's financial and other performance aspects, thereby improving performance and enhancing stockholder value.

   Compensation Philosophy. The Company's compensation programs are designed to attract and retain qualified management personnel by providing competitive compensation while, at the same time, providing incentive to enhance stockholder value consistent with the business strategies and long-term objectives of the Company. Accordingly, the Company's compensation programs include the following aspects:

   The compensation program primarily includes a base salary providing competitive compensation and cash bonuses reflecting the Company's financial and other performance as well as the individual's performance. The compensation program also includes long-term incentive awards in the form of stock options, designed to reward and retain executives over a period of years, and to align the interests of executives with those of stockholders by relating compensation to the Company's stock price.

   Base Salaries. Base salaries are intended to compensate fairly all of the executive officers of the Company for the effective exercise of their responsibilities, their management of the business functions for which they are responsible, and their extended period of service to the Company. Actual salaries paid to the Company's executive officers are based upon their level of experience and performance and their years of service to the Company.

   Cash Bonuses. The Company maintains a program pursuant to which certain executive officers and employees may be awarded cash bonuses as a percentage of their annual compensation if the Company meets specified earnings objectives. Under this program, for 2000, Messrs. Dunkin, Barry Birnbach and Fortune earned bonuses of $53,750, $45,000 and $28,125, respectively. Mr. Gerald Birnbach does not participate in this program.

   Long-term Incentives. The Company provides long-term, stock-related incentives to key executives and employees, including the Named Executives, under the Stock Option Plan. Awards under the Stock Option Plan may be either "incentive" stock options, qualifying for favorable income tax treatment, or "non-qualified" stock options. Awards are designed to align management's incentives with the interests of the Company's stockholders and to reward executives for increases in stockholder value. On December 15, 1999, stock options were awarded to the following Named Executives in the following amounts: Mr. Gerald Birnbach--50,000 shares, Mr. Dunkin--12,500 shares, Mr. Barry Birnbach--12,500 shares and Mr. Fortune--10,000 shares. For additional information regarding these awards, see the table above captioned "Option Grants in Last Fiscal Year."

   Compensation of the Chief Executive Officer. Effective December 1, 1997, the Company entered into a new employment agreement with Mr. Birnbach to compensate him for his value and past services to the Company and as an inducement to secure his future services to the Company. See "Executive Compensation--Employment Agreements." The new employment agreement provides for annual adjustments to Mr. Birnbach's base salary for cost of living increases, and for the granting to Mr. Birnbach of a bonus, in the discretion of the Company's Board of Directors. The Board of Directors did not award Mr. Birnbach a cash bonus for the Company's performance in fiscal 2000.

   In 1993, Section 162(m) was added to the Code, the effect of which was to eliminate the deductibility of compensation over $1 million, with certain exclusions, paid to each of certain highly compensated executive officers of publicly held corporations, such as the Company.

   Section 162(m) applies to remuneration (both cash and non-cash) that would otherwise be deductible for tax years beginning on or after January 1, 1994, unless expressly excluded. The Company has included a provision in Mr. Birnbach's employment agreement limiting his compensation to the $1 million threshold and deferring any amount in excess of such limit. In addition, although the current compensation of each of the Company's other executive officers is below the $1 million threshold, the Company intends to consider this provision in establishing future compensation policies for such officers.

                              EXECUTIVE COMMITTEE

                              Gerald M. Birnbach
                                 Keith J. Rowe
                               Sidney J. Silver
                              Gerald O. Woodlief

                            STOCK OPTION COMMITTEE

                               Richard E. Cheney
                               Harvey I. Ptashek
                               Charles T. Rosen
                                 Keith J. Rowe
                                 Allan Tofias
                              Gerald O. Woodlief

                      AUDIT COMMITTEE CHARTER AND REPORT
                         CONCERNING FINANCIAL MATTERS

Audit Committee Charter

   The Audit Committee operates pursuant to a Charter approved by the Company's Board of Directors. The Audit Committee reports to the Board of Directors and is responsible for overseeing and monitoring financial accounting and reporting, the system of internal controls established by management and the audit process of the Company. The Audit Committee Charter sets out the responsibilities, authority and specific duties of the Audit Committee. The Charter specifies, among other things, the structure and membership requirements of the Committee, as well as the relationship of the Audit Committee to the independent accountants, the internal audit department and management of the Company. A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix A.

Membership

   The Audit Committee consists of five members, all of whom have been determined by the Board of Directors to be "independent" under the New York Stock Exchange listing standards as previously in effect and as amended. The Committee members do not have any relationship to the Company that may interfere with the exercise of their independence from management and the Company. None of the Committee members are current officers or employees of the Company or its affiliates.

Audit Committee Report

   The Audit Committee of the Company's Board of Directors has issued the following report with respect to the audited financial statements of the Company for the fiscal year ended December 3, 2000:

   . The Audit Committee has reviewed and discussed with the Company's management the Company's fiscal 2000 audited financial statements;

   . The Audit Committee has discussed with the Company's independent auditors (BDO Seidman, LLP) the matters required to be discussed by Statement on Auditing Standards No. 61, as amended by SAS No. 90;

   . The Audit Committee has received the written disclosures and letter from the independent auditors required by Independence Standards Board No. 1 (which relates to the auditors' independence from the Company and its related entities) and has discussed with the auditors their independence from the Company; and

   . Based on the review and discussions referred to in the three items above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 3, 2000.

Submitted by the Audit Committee of the Company's Board of Directors:

Richard E. Cheney
Charles T. Rosen
Keith J. Rowe
Sidney J. Silver
Allan Tofias

                               PERFORMANCE GRAPH

   The following is a line graph comparing the yearly change in the cumulative total return on the Company's Common Stock with the cumulative total return on the NYSE Market Index and the Company's peer group index for the Company's last five fiscal years.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

COMPARISON OF CUMULATIVE TOTAL RETURN OF ONE OR MORE COMPANIES, PEER GROUPS, INDUSTRY INDEXES AND/OR BROAD MARKETS

                             [CHART APPEARS HERE]





-----------------------------------------------------------------------------
                          1995     1996     1997     1998     1999     2000
-----------------------------------------------------------------------------
The Rowe Companies      $100.00  $161.43  $141.08  $232.74  $229.57  $ 72.02
NYSE Composite          $100.00  $123.13  $154.24  $180.17  $197.77  $195.15
Peer Group              $100.00  $127.02  $191.03  $211.23  $204.79  $160.26
-----------------------------------------------------------------------------



The peer group consists of household furniture manufacturing companies with the same Standard Industrial Classification as the Company.

                   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

   The Board of Directors engaged the independent certified public accounting firm of BDO Seidman, LLP to audit the records of the Company for the 1999, 2000 and 2001 fiscal years. Representatives of BDO Seidman, LLP are expected to attend the Meeting to respond to appropriate questions and to make a statement if they so desire.

  During the fiscal year ended December 3, 2000, BDO Seidman LLP provided various audit, audit related and non-audit services to the Company. Set forth below are the aggregate fees billed for these services:

  (a) Audit Fees: Aggregate fees billed for professional services rendered for the audit of the Company's fiscal 2000 annual financial statements and review of financial statements included in the Company's Quarterly Reports on Form 10-Q: $210,000.00.

  (b) Audit Related Fees: Aggregate fees billed for professional services rendered during fiscal 2000 related to audits of employee benefit plans, audits in connection with business acquisitions and dispositions and consultation on accounting matters: $59,000.00.

  (c) Financial Information Systems Design and Implementation Fees: None.

  (d) All other fees (principally tax services): $83,000.00.

  The audit committee of the Company's Board of Directors has determined that the provision of services covered by items (b) and (d) above is compatible with maintaining the independence of BDO Seidman LLP.

                             STOCKHOLDER PROPOSALS

   In order to be eligible for inclusion in the Company's proxy materials for the next year's annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at the Company's principal administrative offices at 1650 Tysons Boulevard, Suite 710, McLean, Virginia 22102 no later than October 26, 2001. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act, as amended and, as with any stockholder proposal (regardless of whether included in the Company's proxy materials), the Company's Articles of Incorporation and Bylaws and Nevada law. Under the proxy rules, in the event that the Company receives notice of a stockholder proposal to take action at the next annual meeting that is not submitted for inclusion in the Company's proxy materials, the persons named in the form of proxy sent by the Company to its stockholders will have the discretion to vote on such proposal in accordance with their best judgment if notice of the proposal is not received at the main office of the Company by January 9, 2002.

                                 OTHER MATTERS

   The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this proxy statement. However, if other matters should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

   The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company's Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone, without additional compensation. The Company may also retain the services of a proxy solicitation firm, the fees and expenses of which firm will be paid for by the Company, although there is no present intention to retain any such firm.

   The Company's annual report to stockholders, including financial statements, has been mailed to all stockholders of record as of the close of business on February 9, 2001. Any stockholder who has not received a copy of such annual report may obtain a copy by writing to the Company. Such annual report is not to be treated as part of the proxy solicitation materials, nor as having been incorporated herein by reference.

                                          MICHAEL M. THURMOND
                                          Chief Financial Officer
                                          Secretary-Treasurer

February 26, 2001

                                                                    Apprendix A

                              THE ROWE COMPANIES
                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                    CHARTER

Purpose

   The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing:

   . systems of internal controls regarding finance, accounting, operations, legal compliance and ethics that management and the Board have established; and

   . financial reports and other financial information provided by the Corporation to any governmental body or the public.

   The Audit Committee (Committee) believes policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the corporation's policies, procedures and practices at all levels.

Composition

   Committee members shall be elected at an annual meeting of the Board of Directors. The membership of the Audit Committee shall consists of at least three independent members of the Board of Directors who shall serve at the pleasure of the Board of Directors. Audit Committee members and the Committee chairman shall be designated by the full Board of Directors and shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of independent judgement as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise.

Responsibilities

   Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

   Review and appraise the audit efforts of the Corporation's independent accountants and internal auditing department.

   Provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing department, and the Board of Directors.

   Report committee actions to the board of directors with such recommendations as the Committee may deem appropriate.

   Conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

   Review accounting and financial human resources and succession planning with the Company.

   Consider such other matters in relation to the financial affairs of the Company and its accounts, and in relation to the internal and external audit of the Company as the Committee may, in its discretion, determine to be advisable.

   Review and update this Charter periodically, at least annually, as conditions dictate.

   The duties and responsibilities of a member of the Audit Committee are in addition to those duties set out for a member of the Board of Directors.

   To fulfill its responsibilities and duties the Committee shall concentrate efforts in the following subjects.

 Internal Control

   Review with the independent auditors, the Company's internal auditor, and financial and accounting personnel, the adequacy and effectiveness of the internal controls of the Corporation, and elicit any recommendations for the improvement of such policies and procedures or particular areas where new or more detailed controls or procedures are desirable.

 Auditor Assignment

   Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

   Review and approve requests for any management consulting engagement to be performed by the Company's independent auditor and be advised of any other study undertaken at the request of management that this beyond the scope of the audit engagement letter.

   Consider, in consultation with the independent auditor and the Director of Internal Audit, the audit scope and plan of the independent auditor and the internal auditors.

   Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

   Review and concur in the appointment, replacement, reassignment, or dismissal of the Director of Internal Auditing.

 Financial Reporting

   Advise financial management and the independent auditor they are expected to provide a timely analysis of significant current financial reporting issues and practices.

   Establish regular and separate systems of reporting to the Committee by each of management, the independent accountants and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

Review any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

   Review with financial management and the independent accountants SEC statements prior to filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

   Review with management and the independent accountant at the completion of the annual examination.

   .  Annual financial statements and related footnotes.

   . Independent accountant's audit of the financial statements and his or her report thereon.

   . Significant changes required in the independent accountant's audit plan.

   . Serious difficulties or disputes with management encountered during the course of the audit.

   . Matters related to the conduct of the audit, which are to be communicated to the committee under generally accepted auditing standards.

   . Related significant findings and recommendations of the independent accountant and internal auditing together with management's responses thereto.

   . Management's choices of accounting principles are conservative, moderate, or aggressive from the perspective of income, asset, and liability recognition, and whether those principles are common practices or are minority practices.

   Provide that financial management and the independent auditor discuss with the audit committee their qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be adopted by the Corporation.

   Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

   Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal auditing department.

   Review with the independent accountants, the internal auditing department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented. (This review should be conducted at an appropriate of time subsequent to implementation of changes or improvements, as decided by the Committee.)

   Review with the Director of Internal Auditing and the independent accountant the coordination of audit effort to assure completeness of coverage, reduction of redundant efforts, the effective use of audit resources.

   Considering such other matters in relation to the financial affairs of the Company and its accounts, and in relation to the internal and external audit of the Company as the Audit Committee may, in its discretion, determine to be advisable.

 Internal Audit

   Review the independence and authority of Internal Audit reporting obligations.

   Review the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

   Receive prior to each meeting, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

   Consider and review with the Director of Internal Audit:

   . significant findings during the year, including the status of previous audit recommendations.

   . difficulties encountered in the course of audit work including any restrictions on the scope of activities or access to required information.

   .  changes required in the planned scope of the Internal Audit plan.

   .  Internal Audit Department charter, budget and staffing.

 Ethical and Legal Compliance

   Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

   Review with management and the independent accountant the results of their view of the Corporation's compliance with the organization's Ethical Code, and ensure that management has the proper review system in place to ensure that Corporation's financial statements, reports and other financial information disseminated to governmental organization, and the public satisfy legal requirements.

   Review policies and procedures with respect to officer's expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the internal auditor or the independent accountant.

   Review the procedures established by the Company that monitor the compliance by the Company with its loan and indenture covenants and restrictions.

   Review, with the organization's counsel, legal compliance matters including corporate securities trading policies.

   Review, with the organization's counsel, any legal matter that could have a significant impact on the organization's financial statements.

Meetings

   The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, the director of the internal auditing department and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                     NOTICE

                                       of

                                 ANNUAL MEETING

                                       of

                                  STOCKHOLDERS

                                      and

                                PROXY STATEMENT

TIME:   Tuesday, April 3, 2001 at 10:00 a.m.

PLACE:  Ritz Carlton  McLean, Virginia

                               THE ROWE COMPANIES
                                McLean, Virginia

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                    THE ROWE COMPANIES - COMMON STOCK PROXY

For the Annual Meeting of Stockholders to be held at 10:00 a.m., local time, on Tuesday, April 3, 2001 at the Ritz Carlton 1700 Tysons Boulevard, McLean, Virginia 22102

The undersigned hereby appoints M. M. Thurmond and D. C. Jacks or either one of them with full powers of substitution as Proxies to vote the Common Stock of The Rowe Companies (the "Company") held by the undersigned at the above stated Annual Meeting or any adjournments and or postponements thereof, upon the matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement dated February 26, 2001, as follows:

ELECTION OF DIRECTORS.  The nominees to serve until 2004 are Messrs.

Gerald M. Birnbach       Keith J. Rowe                      Richard E. Cheney

______ FOR all nominees  ______ WITHHELD for all nominees   ______For All Except

NOTE: To vote for all nominees, mark "For All Nominees". To withhold your vote for all nominees, mark "Withhold". To vote for one or more nominees, but not all nominees, mark "For All Except" and strike a line through the name(s) of the nominee(s) from whom you wish to withhold your vote.

In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board of Directors recommends a vote "FOR" the election of all nominees as directors.

                (continued and to be signed on the reverse side)

This Proxy will be voted as specified. If no specification is made, this Proxy will be voted FOR the election of nominees listed on this Proxy. If any other matter is presented at the Annual Meeting, this Proxy will be voted by those named in their best judgment. At the present time, the Board of Directors knows of no other matter to be presented at the Annual Meeting.

Any Proxy heretofore given by the undersigned with respect to such stock is hereby revoked. Receipt of the Notice of the Annual Meeting, Proxy Statement and Annual Report to Shareholders is hereby acknowledged. TO VOTE BY TELEPHONE OR THE INTERNET, FOLLOW THE INSTRUCTIONS BELOW. IF YOU DO NOT WISH TO VOTE BY TELPHONE OR THE INTERNET, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                               SIGNATURE                       DATE

                               SIGNATURE                       DATE

Joint owners must EACH sign. Please sign EXACTLY as your name(s) appear(s) on this card. When signing as attorney, trustee, executor, administrator or guardian, please give your full title. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

VOTE BY TELPHONE

It's fast, convenient, and immediate!
Call Toll-Free on a Touch-Tone Phone

Follow these four easy steps:

1.  Read the accompanying Proxy Statement and Proxy Card.
2.  Call the toll-free number: 1-877-PRX-VOTE (1-877-779-8683).
3.  Enter your Control Number located on your Proxy Card.
4.  Follow the recorded instructions.

YOUR VOTE IS IMPORTANT!
CALL 1-877-PRX-VOTE ANYTIME!

VOTE BY INTERNET

Its fast, convenient, and your vote is immediately confirmed and posted:

Follow these four easy steps:

1.  Read the accompanying Proxy Statement and Proxy Card.
2.  Go to the Website - http://www.eproxyvote.com/row.
3.  Enter your Control Number located on your Proxy Card.
4.  Follow the instructions provided.

YOUR VOTE IS IMPORTANT!
Go to http://www.eproxyvote.com/row anytime!
      ------------------------------


DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET


                               THE ROWE COMPANIES

Dear Shareholder:

Please take note of the important information enclosed with this Proxy Ballot.

You now have three options with which to vote your Proxy: telephone, internet or executing the attached Proxy and returning it in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders, April 3, 2001.

Sincerely,

The Rowe Companies